Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant   [X]

Filed by a Party other than the Registrant   [   ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

Washington Federal, Inc.

(Name of Registrant as Specified In Its Charter)

Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing

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	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

425 PIKE STREET
SEATTLE, WASHINGTON 98101-2334
(206) 624-7930

December 15, 2003

Dear Stockholder:

      You are invited to attend our Annual Meeting of Stockholders to be held on Wednesday, January 21, 2004 at 2:00 p.m. at the Seattle Sheraton Hotel, 1400 Sixth Avenue, Seattle, Washington.

      We hope you can attend this meeting in person, but whether or not you plan to attend, it would be very helpful if you would sign the enclosed proxy card and return it in the envelope provided. Please do this immediately so that we can save your company the time and expense of contacting you again. Your vote is important regardless of the number of shares you own. Voting by proxy will not prevent you from voting in person if you attend the meeting, but will assure that your vote will be counted if you are unable to attend.

      If you have any questions, please do not hesitate to contact us.

Sincerely,

Roy M. Whitehead
Vice Chairman, President and
Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JANUARY 21, 2004
VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
Voting Securities
Vote Required
Effect of an Abstention and Broker Non-Votes
Principal Holders of Voting Securities
INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR, DIRECTORS WHOSE TERMS CONTINUE AND EXECUTIVE OFFICERS
General
Information with Respect to Nominees for Director and Continuing Directors
Certain Executive Officers Who are Not Directors
Stockholder Nominations
Section 16(a) Beneficial Ownership Reporting Compliance
The Board of Directors and Its Committees
Report of the Audit Committee
EXECUTIVE COMPENSATION
Summary Compensation Table
Aggregate Options/SARs Exercised in Fiscal 2003 and Fiscal Year End Option/SAR Values
Report of the Personnel and Stock Compensation Committee
Indebtedness of Directors and Executive Officers
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
OTHER MATTERS
STOCKHOLDER PROPOSALS
ANNUAL REPORTS
APPENDIX A

425 PIKE STREET
SEATTLE, WASHINGTON 98101-2334
(206) 624-7930

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JANUARY 21, 2004

     NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders of Washington Federal, Inc. (“Washington Federal”) will be held at the Seattle Sheraton Hotel, 1400 Sixth Avenue, Seattle, Washington, on Wednesday, January 21, 2004, at 2:00 p.m., Pacific Time, for the following purposes:

1. To elect three directors for a three-year term and one director for a one-year term and until their successors are elected and qualified;

2. To ratify the appointment of Deloitte & Touche LLP as Washington Federal’s independent auditors for fiscal 2004; and

3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors of Washington Federal has fixed November 28, 2003 as the Record Date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or at any such adjournment.

By Order of the Board of Directors

Edwin C. Hedlund
Executive Vice President and
Secretary

December 15, 2003

Seattle, Washington

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THIS MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

WASHINGTON FEDERAL, INC.

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

January 21, 2004

      This Proxy Statement is furnished to the holders of the common stock, $1.00 par value per share (“Common Stock”), of Washington Federal, Inc. (“Washington Federal” or the “Company”), the parent holding company for Washington Federal Savings, a federally-chartered savings association, in connection with the solicitation of proxies by the Board of Directors of the Company, to be used at the Annual Meeting of Stockholders to be held at the Seattle Sheraton Hotel, 1400 Sixth Avenue, Seattle, Washington, on Wednesday, January 21, 2004, at 2:00 p.m., and at any adjournment thereof (the “Annual Meeting”), for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about December 15, 2003.

      The proxy solicited hereby, if properly signed and returned and not revoked prior to its use, will be voted in accordance with the instructions given thereon. If no instructions are so specified, then the proxy will be voted for the persons nominated to be directors by the Board of Directors, for the ratification of the appointment of Deloitte & Touche LLP as independent auditors for fiscal 2004 and, upon the transaction of such other business as may properly come before the Annual Meeting, in accordance with the best judgment of the persons appointed as Proxies. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by: (i) filing written notice thereof with the Secretary of Washington Federal (Edwin C. Hedlund, Washington Federal, Inc., 425 Pike Street, Seattle, Washington 98101); (ii) submitting a duly executed proxy bearing a later date; or (iii) appearing at the meeting and notifying the Secretary of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Voting Securities

      Only stockholders of record at the close of business on November 28, 2003 (the “Voting Record Date”) will be entitled to vote at the Annual Meeting. On the Voting Record Date, 71,214,114 shares of Common Stock were issued and outstanding and the Company had no other class of equity securities issued and outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on matters other than the election of directors, in respect of which cumulative voting is permitted, as discussed below under “Information with Respect to Nominees for Director, Directors Whose Terms Continue and Executive Officers.”

Vote Required

      The election of the Company’s directors requires a plurality of the votes represented in person or by proxy at the Annual Meeting. The proposal to ratify the appointment of Deloitte & Touche LLP as independent auditors and any other business that properly may come before the Annual Meeting require that the votes cast in favor of such proposal exceed the votes cast against such proposal.

Effect of an Abstention and Broker Non-Votes

      A stockholder who abstains from voting on any or all proposals will be included in the number of stockholders present at the Annual Meeting for the purpose of determining the presence of a quorum. Abstentions will not be counted either in favor of or against the election of the nominees or any other proposal. Under the rules of the National Association of Securities Dealers, brokers holding stock for the accounts of their clients who have not been given specific voting instructions as to a matter by their clients may vote their clients’ proxies in their own discretion.

Principal Holders of Voting Securities

      The following table sets forth information as of October 1, 2003 with respect to: (i) any person or entity known by Washington Federal to be the beneficial owner of more than 5% of the issued and outstanding Common Stock; and (ii) ownership of the Common Stock by all directors and executive officers of Washington Federal as a group.

	Amount and Nature
	of Beneficial
Name and Address of Beneficial Owner	Ownership(1)	Percent of Class

Kayne Anderson Rudnick Investment Management, LLC	3,780,997 (2)	5.31%
1800 Avenue of the Stars, Suite 200 Los Angeles, California 90067-4219
All directors and executive officers as a group (13 persons)	1,338,209 (3)	1.88	%(4)

(1)	Pursuant to rules promulgated by the Securities and Exchange Commission (“SEC”) under the Securities Exchange Act of 1934, as amended (“Exchange Act”), a person is considered to beneficially own shares of Common Stock if he or she has or shares: (i) voting power, which includes the power to vote, or direct the voting of the shares; or (ii) investment power, which includes the power to dispose or direct the disposition of the shares.

(2)	Kayne Anderson Rudnick Investment Management, LLC, has sole power to dispose and vote 3,780,997 shares.

(3)	Includes ownership of options to purchase Common Stock that may be exercised by all executive officers as a group prior to December 31, 2003 aggregating 117,694 shares. Also includes 31,435 shares held by the Washington Federal Savings Profit Sharing Retirement and Employee Stock Ownership Plan (the “Retirement Plan”) for the benefit of executive officers of Washington Federal. Directors, unless current or former employees of Washington Federal, do not participate in the Retirement Plan. The Retirement Plan is a qualified, defined contribution profit sharing and employee stock ownership plan maintained for all eligible employees of Washington Federal that invests primarily in U.S. Government and federal agency securities, certificates of deposit and similar instruments issued by Washington Federal Savings and other financial institutions. As an alternative to the aforementioned investments, employees have the option of directing 401(k) contributions and earnings thereon to a variety of mutual funds. The shares of Common Stock of Washington Federal held by the Retirement Plan are voted by the trustees of such plan, but their disposition can be directed only by the employee to whose account the shares are allocated. The trustees of the Retirement Plan are Linda Brower, Karen Carlson and Mike Bush, all of whom are employees of Washington Federal Savings.

(4)	The percentage of outstanding shares of Common Stock is based on the 71,173,487 shares of Common Stock issued and outstanding on October 1, 2003, plus options to purchase 117,694 shares of Common Stock that are exercisable by current and former executive officers as a group prior to December 31, 2003.

INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR,

DIRECTORS WHOSE TERMS CONTINUE AND EXECUTIVE OFFICERS

General

      The Restated Articles of Incorporation of Washington Federal provide that the Board of Directors shall be divided into three classes as nearly equal in number as possible, and that the members of each class shall be elected for terms of three years and until their successors are elected and qualified, with one of the three classes of directors to be elected each year. The number of directors currently authorized by Washington Federal’s Bylaws is ten; however, the number of authorized directors will be reduced to nine effective January 21, 2004 upon the retirement of Mr. Kermit O. Hanson. Mr. Derek L. Chinn was appointed as a Director in September 2003. Mr. Thomas F. Kenney was appointed as a Director in October 2003.

      Pursuant to Washington Federal’s Restated Articles of Incorporation, at each election of directors every stockholder entitled to vote has the right to vote, in person or by proxy, the number of shares owned by him or her for as many persons as there are directors to be elected, or to cumulate his or her votes by giving one candidate as many votes as the number of such directors to be elected multiplied by the number of his or her shares shall equal, or by distributing such votes on the same principle among any number of candidates. In the event that cumulative voting is in effect, it is the intention of the persons named in the accompanying proxy to vote cumulatively for the election as directors the nominees listed in the table that follows. The accompanying proxy cannot be voted for any person who is not a nominee of the Board of Directors.

      At the Annual Meeting, stockholders of Washington Federal will be asked to elect three directors of Washington Federal for a three-year term and one director for a one-year term and until their successors are elected and qualified. The three nominees for election as directors to a three-year term are Derek L. Chinn, W. Alden Harris and Guy C. Pinkerton. The nominee for election as director to a one-year term is Thomas F. Kenney. All nominees were selected by the Nominating Committee of the Board of Directors and currently serve as directors of Washington Federal. There are no arrangements or understandings between the persons named and any other person pursuant to which such person was selected as a nominee for election as a director at the Annual Meeting, and no director or nominee for director is related to any other director or executive officer of Washington Federal by blood, marriage or adoption.

      If any person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the Proxies will nominate and vote for any replacement nominee or nominees recommended by the Board of Directors of Washington Federal. Alternatively, under such circumstances, the Board of Directors of Washington Federal may reduce the number of directors of Washington Federal.

Information with Respect to Nominees for Director and Continuing Directors

      The following tables set forth information relating to nominees for director and continuing directors of Washington Federal.

Nominee for One-Year Term Expiring In 2005

Common Stock Owned
Directly or Indirectly as of
		Positions with Washington Federal and Principal		October 1, 2003(2)(3)
		Occupation During Past	Director
Name	Age	Five Years	Since(1)	No.	Percentage

Thomas F. Kenney	52	Director; Vice President of Finance and Principal Financial Officer of Haggen, Inc., a retail grocer, 1996 — present.	2003	1,065	0.00%

Nominees for Three-Year Term Expiring In 2007

				Common Stock Owned
				Directly or Indirectly as of
		Positions with Washington Federal and Principal		October 1, 2003(2)(3)
		Occupation During Past	Director
Name	Age	Five Years	Since(1)	No.	Percentage

Derek L. Chinn	55	Director; retired since September 2003, former Chairman, President and Chief Executive Officer of United Savings and Loan Bank, 2001 — 2003; Executive Vice President of United Savings and Loan Bank 1993 — 2001.	2003	315,517	0.44%
W. Alden Harris	70	Director; retired since December 1992, former Executive Vice President of Washington Federal Savings.	1967	85,322	0.12%

Common Stock Owned
Directly or Indirectly as of
		Positions with Washington Federal and Principal		October 1, 2003(2)(3)
		Occupation During Past	Director
Name	Age	Five Years	Since(1)	No.	Percentage

Guy C. Pinkerton	69	Chairman; retired since October 2002, former President and Chief Executive Officer of Washington Federal Savings.	1991	502,422	0.71%

THE BOARD OF DIRECTORS RECOMMENDS THAT THE NOMINEES BE

ELECTED AS DIRECTORS.

Directors with Terms Expiring In 2005

				Common Stock Owned
				Directly or Indirectly as of
		Positions with Washington Federal and Principal		October 1, 2003(2)(3)
		Occupation During Past	Director
Name	Age	Five Years	Since(1)	No.	Percentage

Anna C. Johnson	52	Director; Senior Partner of Scan East West Travel, a travel agency.	1995	5,340	0.01%
Charles R. Richmond	64	Director; Director of Real Estate since December 2000, former Executive Vice President and Secretary of Washington Federal Savings.	1995	133,390	0.19%

Directors with Terms Expiring In 2006

				Common Stock Owned
				Directly or Indirectly as of
		Positions with Washington Federal and Principal		October 1, 2003(2)(3)
		Occupation During Past	Director
Name	Age	Five Years	Since(1)	No.	Percentage

John F. Clearman	66	Director; retired, former Chief Financial Officer of Milliman USA Inc.; former President and Chief Executive Officer of N.C. Machinery Co.; Director of Esterline Corporation.	1996	12,927	0.02%
H. Dennis Halvorson	64	Director; retired, former President and Chief Executive Officer of United Bank, a Savings Bank.	1996	19,212	0.03%

Common Stock Owned
Directly or Indirectly as of
		Positions with Washington Federal and Principal		October 1, 2003(2)(3)
		Occupation During Past	Director
Name	Age	Five Years	Since(1)	No.		Percentage

Roy M. Whitehead	51	Vice Chairman, President and Chief Executive Officer of Washington Federal and Washington Federal Savings	1999	128,391	(4)	0.18%

(1)	Includes tenure as a director of Washington Federal Savings and its predecessors.

(2)	Pursuant to rules promulgated by the SEC under the Exchange Act, a person is considered to beneficially own shares of Common Stock if he or she has or shares: (i) voting power, which includes the power to vote or direct the voting of the shares; or (ii) investment power, which includes the power to dispose or direct the disposition of the shares.

(3)	Based on information furnished by the respective directors. The percentage of outstanding shares of Common Stock is based on the 71,173,487 shares of Common Stock issued and outstanding on October 1, 2003, plus options to purchase shares of Common Stock that are exercisable by a director prior to December 31, 2003.

(4)	Includes options to purchase 67,516 shares of Common Stock, that are exercisable prior to December 31, 2003, as well as 12,388 shares of Common Stock which are held pursuant to the Retirement Plan. Also includes 18,571 shares of restricted stock resulting from original grants of 7,500, 10,000 and 7,000 shares of restricted stock on December 13, 1999, 2001 and 2002, respectively. The December 13, 1999 grant vests annually over five years, beginning one year after the grant. The December 13, 2001 and 2002 grants vest annually over seven years, beginning one year after the grant.

Certain Executive Officers Who are Not Directors

      The following table sets forth information concerning the current executive officers of Washington Federal who are not directors and who are listed in the Summary Compensation Table under “Executive Compensation” below.

		Positions with	Common Stock Owned
		Washington	Directly or Indirectly as of
		Federal and Principal	October 1, 2003(1)(2)
		Occupation During
Name	Age	Past Five Years	No.		Percentage

Brent J. Beardall	32	Senior Vice President and Chief Financial Officer since October 2003; Vice President Finance and Controller from October 2002 to October 2003; and Controller since February 2001. Former Audit Manager with Deloitte & Touche from September 1998 until January 2001.	1,052		0.00%
Edwin C. Hedlund	47	Executive Vice President since July 1999, Secretary since February 2001. Previously a founder, President and Director of Phoenix Savings Bank from April 1997 until July of 1999.	65,904	(3)	0.09%
Jack B. Jacobson	53	Executive Vice President and Chief Lending Officer since October 2001; Senior Vice President from October 2000 to October 2001; and Vice President from November 1996 until October 2000.	45,758	(3)	0.06%

(1)	Pursuant to rules promulgated by the SEC under the Exchange Act, a person is considered to beneficially own shares of Common Stock if he or she has or shares: (i) voting power, which includes the power to vote or direct the voting of the shares; or (ii) investment power, which includes the power to dispose or direct the disposition of the shares.

(2)	Based on information furnished by the respective officers. The percentage of outstanding shares of Common Stock is based upon the 71,173,478 shares of

Common Stock issued and outstanding on October 1, 2003, plus options to purchase shares of Common Stock that are exercisable by an executive officer prior to December 31, 2003.

(3)	Includes in the case of Messrs. Hedlund and Jacobson, options to purchase 25,734 shares and 24,444 shares of Common Stock, respectively, which are exercisable prior to December 31, 2003, as well as 11,849 shares and 6,315 shares of Common Stock, for Messrs. Hedlund and Jacobson, which are held pursuant to the Retirement Plan. Includes in the case of Mr. Hedlund, 9,286 shares of restricted stock, resulting from original grants of 3,750, 5,000 and 3,500 shares of restricted stock on December 13, 1999, 2001 and 2002 respectively. The December 13, 1999 grant vests annually over five years, beginning one year after the grant. The December 13, 2001 and 2002 grants vest annually over seven years, beginning one year after the grant. Includes in the case of Mr. Jacobson, 10,036 shares of restricted stock, resulting from original grants of 3,750, 5,000 and 3,500 shares of restricted stock on June 25, 2001, December 13, 2001 and 2002 respectively. The June 25, 2001, grant vests annually over five years, beginning one year after the grant. The December 13, 2001 and 2002 grants vest annually over seven years, beginning one year after the grant.

Stockholder Nominations

      Pursuant to Article IV, Section 4.15 of Washington Federal’s Bylaws, stockholders of Washington Federal may name nominees for election to the Board of Directors by submitting such written nominations to the Secretary of Washington Federal at least ninety (90) days prior to the anniversary date of the mailing of proxy materials by Washington Federal in connection with the immediately preceding Annual Meeting of Stockholders of Washington Federal. Such stockholder’s notice shall set forth: (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the stockholder is a holder of record of stock of Washington Federal entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (d) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC; and (e) the consent of each nominee to serve as a director of Washington Federal if elected. If a nomination is made in accordance with applicable requirements, then ballots will be provided for use by stockholders at the stockholder meeting bearing the name of such nominee or nominees. No nominations for election as a director at the Annual Meeting were submitted to Washington Federal in accordance with the foregoing requirements.

Section 16(a) Beneficial Ownership Reporting Compliance

      Under Section 16(a) of the Exchange Act, Washington Federal’s directors and executive officers and any persons holding more than 10% of the outstanding Common Stock must report their ownership of Washington Federal’s securities and any changes in that ownership to the SEC by specific dates. Washington Federal believes that during the fiscal year ended September 30, 2003 all of these filing requirements were satisfied by its directors and executive officers. In making the foregoing statement, Washington Federal has relied in part on representations of its directors and executive officers and copies of the reports that they have filed with the SEC.

The Board of Directors and Its Committees

      The Board of Directors of Washington Federal held a total of ten meetings during the last fiscal year. No incumbent director attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors held during his or her tenure in office during the last fiscal year or the total number of all meetings held by all committees of the Board of Directors on which he or she served during such year. Washington Federal paid its directors a $1,100 monthly retainer plus $825 for each meeting attended during the last fiscal year. Messrs. Mersereau and Reed, former directors who currently serve as directors emeriti, also receive the $1,100 monthly retainer. The Board of Directors has established Executive, Audit, Personnel and Stock Compensation and Nominating Committees. Directors were paid $425 (committee chairmen were paid $750) for each committee meeting attended during the last fiscal year, other than short meetings held in conjunction with regularly scheduled board meetings.

      The Board of Directors selects certain members to serve on its Executive Committee. The present Executive Committee consists of Messrs. Pinkerton (Chairman), Clearman, Harris and Whitehead. The Executive Committee is authorized to exercise all the authority of the Board of Directors in the management of Washington Federal between board meetings unless otherwise provided by the Bylaws of Washington Federal. The Executive Committee did not meet during the last fiscal year.

      The Board of Directors has a standing Audit Committee with a written charter. The Audit Committee consists of Messrs. Clearman (Chairman), Hanson and Ms. Johnson. In fiscal 2004 the Audit Committee will consist of Messrs. Clearman (Chairman), Chinn and Kenney. Mr. Clearman is the Board designated Audit Committee Financial Expert. The members are independent as defined in Rule 4200(a)(15) of the National Association of Securities Dealers listing standards. The Audit Committee met twice during the last fiscal year. The Audit Committee’s primary responsibilities include review of all financial reports, oversight of the internal audit function, appointment of independent auditors, pre-approval of all services performed by the independent auditors and review of all related party transactions.

Report of the Audit Committee

The following “Report of the Audit Committee” shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement into any filling under the Securities Act of 1933 (Securities Act), or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Securities Act or the Exchange Act.

      The Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61, “Communication with Audit Committees,” as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with the independent auditors their independence. Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

AUDIT COMMITTEE

John F. Clearman, Chairman
Anna C. Johnson
Kermit O. Hanson

      The Board of Directors has a standing Personnel and Stock Compensation Committee (the “Committee”). The Committee consists of Messrs. Harris (Chairman), Halvorson and Ms. Johnson. No member of the Committee has served as an officer or an employee of Washington Federal or Washington Federal Savings during the past five years. The Committee studies personnel and compensation recommendations made by the Chief Executive Officer and makes recommendations to the Board of Directors. Further, the Committee is authorized to act under Washington Federal’s stock option plans to grant stock options, stock appreciation rights and restricted shares. The Committee met twice during the last fiscal year.

      The Board of Directors has appointed three of its members to serve as a Nominating Committee in connection with the election of directors. For the present Annual Meeting, the Board of Directors appointed Ms. Johnson (Chairman) and Messrs. Clearman and Halvorson to serve on the Nominating Committee. The Nominating Committee met once during the last fiscal year.

EXECUTIVE COMPENSATION

Summary Compensation Table

      The following table sets forth a summary of certain information concerning the compensation awarded or paid by or on behalf of Washington Federal for services rendered in all capacities during the last three fiscal years to the Chief Executive Officer and the top four other executives of Washington Federal whose total compensation during the last fiscal year exceeded $100,000 (the “Named Executives”).

					Long-Term Compensation

		Annual Compensation			Awards			Payouts

					Restricted
Name and Principal Position	Fiscal			Other Annual	Stock		Options/	LTIP	All Other
During Fiscal 2003	Year	Salary(1)	Bonus(2)	Compensation(3)	Awards(9)		SARs(#)	Payouts	Compensation(4)

Roy M. Whitehead(5)	2003	$312,450	$32,387	0	7,000	(6)	0	0	$34,188
Vice-Chairman, President	2002	306,375	77,100	0	10,000	(6)	30,000	0	33,413
and Chief Executive	2001	289,800	7,200	0	0		0	0	30,228
Officer
Brent J. Beardall	2003	$97,500	$9,855	0	0		0	0	$10,560
Senior Vice President and	2002	92,250	23,190	0	0		4,000	0	10,065
Chief Financial Officer(10)	2001	57,634	0	0	0		5,000	0	3,865
Edwin C. Hedlund	2003	$194,850	$20,115	0	3,500	(7)	0	0	$21,285
Executive Vice President	2002	189,600	47,814	0	5,000	(7)	15,000	0	20,724
and Secretary	2001	177,000	4,500	0	0		0	0	18,480
Jack B. Jacobson	2003	$162,750	$16,515	0	3,500	(8)	0	0	$17,655
Executive Vice President	2002	150,750	36,105	0	5,000	(8)	15,000	0	16,005
and Chief Lending Officer	2001	127,500	2,853	0	3,750	(8)	0	0	13,200
Charles R. Richmond	2003	$154,800	$13,860	0	0		0	0	$14,520
Director of Real Estate and	2002	159,950	34,401	0	0		7,500	0	14,949
Former Executive Vice	2001	183,300	7,785	0	0		0	0	22,352
President(11)

(1)	Includes director’s fees for Mr. Richmond. Includes amounts deferred by Messrs. Whitehead, Hedlund, Jacobson and Beardall pursuant to the Retirement Plan, which permits deferrals pursuant to Section 401(k) of the Internal Revenue Code of 1986, as amended during fiscal 2003, 2002 and 2001.

(2)	Represents the named executives’ portion of the cash profit sharing bonus paid to all officers and employees in fiscal years 2003, 2002 and 2001 upon reaching certain financial goals for the Company.

(3)	Washington Federal provides automobiles or pays an allowance to Messrs. Hedlund, Jacobson, Richmond and Whitehead and certain other employees. Washington Federal also pays club dues and other miscellaneous benefits for certain executive officers. The individual and aggregate amount of personal benefits provided, which are not reflected in the above table, did not exceed the lesser of $50,000 or 10% of the cash compensation reported above for each of the Named Executives.

(4)	Consists of amounts allocated or paid by Washington Federal to the Named Executives pursuant to the Retirement Plan.

(5)	Mr. Whitehead assumed the responsibilities of Vice-Chairman in September 2002.

(6)	Consists of shares of restricted stock granted to Mr. Whitehead on December 13, 1999, 2001 and 2002 with a fair value as of the dates of grant of $141,562, $248,700 and $172,480, respectively. The September 30, 2003 aggregate value of the 18,571 shares that remain restricted was $468,000. The December 13, 1999, grant vests annually over five years, beginning one year after the grant. The December 13, 2001 and 2002 grants vest annually over seven years, beginning one year after the grant.

(7)	Consists of shares of restricted stock granted to Mr. Hedlund on December 13, 1999, 2001 and 2002 with a fair value as of the dates of grant of $70,781, $124,350 and $86,240, respectively. The September 30, 2003 aggregate value of the 9,286 shares that remain restricted was $234,000. The December 13, 1999 grant vests annually over five years, beginning one year after the grant. The December 13, 2001 and 2002 grants vest annually over seven years, beginning one year after the grant.

(8)	Consists of shares of restricted stock granted to Mr. Jacobson on June 25, 2001, December 13, 2001 and 2002 with a fair value as of the dates of grant of $100,500, $124,350 and $86,240, respectively. The September 30, 2003 aggregate value of the 10,036 shares that remain restricted was $252,900. The June 25, 2001 grant vests annually over five years, beginning one year after the grant. The December 13, 2001 and 2002 grants vest annually over seven years, beginning one year after the grant.

(9)	Dividends on restricted stock are paid to the holder of the restricted stock without further restrictions.

(10)	Mr. Beardall began full-time employment with the Company on February 12, 2001.

(11)	Mr. Richmond retired from full-time employment on December 31, 2000 and is currently employed on a part-time basis by the Company.

Aggregate Options/ SARs Exercised in Fiscal 2003 and Fiscal Year End Option/ SAR Values

      The following table sets forth certain information with respect to the exercise of stock options during fiscal 2003 and outstanding stock options held by the Named Executives as of September 30, 2003.

					Value of Unexercised
			Number of Unexercised		In-the-Money Options/SARs
	Shares		Options/SARs at Year End		at September 30, 2003(1)
	Acquired	Value
Name	on Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

Roy M. Whitehead	5,000	$45,100	67,516	55,228	$607,304	$503,468
Brent J. Beardall	0	0	0	10,890	0	63,597
Edwin C. Hedlund	5,000	45,100	25,734	20,691	227,120	177,047
Jack B. Jacobson	0	0	24,444	16,949	196,215	144,305
Charles R. Richmond	12,365	99,424	0	9,075	0	62,526

(1)	The indicated value is based on the $25.20 per share market value of the Common Stock at September 30, 2003, minus the exercise price.

Report of the Personnel and Stock Compensation Committee

The following “Report of the Personnel and Stock Compensation Committee” shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement into any filling under the Securities Act or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Securities Act or the Exchange Act.

      The Personnel and Stock Compensation Committee reviews and establishes management compensation and compensation policies and procedures. Following review and approval by the Committee, all issues pertaining to executive compensation are submitted to the full Board of Directors for its approval. The Committee also has responsibility for the grant of awards under Washington Federal’s long-term incentive and stock option plans.

      Executive officer compensation adjustments were based on Washington Federal’s overall performance in the past year and an analysis of compensation levels necessary to attract and maintain quality personnel. In this way, Washington Federal is able to compete for and retain talented executives who are critical to Washington Federal’s long-term success and aligns the interest of those with the long-term interests of Washington Federal’s stockholders.

      Executive compensation consists of three components: cash compensation, including base salary and incentive bonus; long-term incentive compensation in the form of stock options and grants; and employee benefits. The components are intended to provide incentives to achieve short- and long-range objectives of Washington Federal and to reward exceptional performance. Performance is evaluated not only with respect to Washington Federal’s earnings but also with respect to comparable industry performance, the accomplishment of Washington Federal’s business objectives and the individual’s contribution to Washington Federal’s core earnings and stockholder value. The competitiveness of Washington Federal’s compensation structure is determined by a thorough review of compensation survey data collected by the Committee. To motivate job performance and to encourage growth in stockholder value, stock options are granted under Washington Federal’s stock option plans to all executives and employees in order to encourage substantial contributions toward the overall success of Washington Federal. The Committee believes that this focuses attention on managing Washington Federal from the perspective of an owner with an equity stake in the business. With respect to executive benefits, executive officers receive all normal employee fringe benefits.

      In determining the overall compensation package for the Chief Executive Officer, the Committee considered each of the factors enumerated in the preceding paragraphs regarding compensation for executive officers of Washington Federal, as well as the financial performance achieved by Washington Federal during the past fiscal year. In addition to a high level of earnings, Washington Federal continued at or near the top of the financial industry for such key financial performance measures as return on average assets, return on average equity, capital and efficiency ratios. Additionally, the Committee reviewed various compensation packages provided to executive officers of publicly-traded financial institutions. The results of such review showed the Chief Executive Officer’s overall compensation package to be below the median for chief executive officers of publicly-traded financial institutions of comparable size and performance.

THE PERSONNEL AND STOCK
COMPENSATION COMMITTEE

W. Alden Harris, Chairman
H. Dennis Halvorson
Anna C. Johnson

Performance Graphs

      The following graphs compare the cumulative total return to Washington Federal stockholders (stock price appreciation plus reinvested dividends) to the cumulative total return of the Nasdaq Stock Market Index (U.S. Companies) and the Nasdaq Financial Stocks Index for the five year period ended September 30, 2003 and since Washington Federal Savings first became a publicly traded company on November 9, 1982, respectively. The graphs assume that $100 was invested on September 30, 1998 and November 9, 1982, respectively, in Washington Federal Common Stock, the Nasdaq Stock Market Index and the Nasdaq Financial Stocks Index, and that all dividends were reinvested. Management of Washington Federal cautions that the stock price performance shown in the graphs below should not be considered indicative of potential future stock price performance.

(PERFORMANCE GRAPH)

	Washington Federal,	Nasdaq Stock Market	Nasdaq Financial
	Inc.	(US Companies)	Stocks

9/30/98	100.00	100.00	100.00
	108.00	105.00	108.00
	102.00	115.00	111.00
	108.00	130.00	122.00
	105.00	148.00	141.00
	101.00	135.00	131.00
	94.00	146.00	143.00
	100.00	150.00	200.00
	102.00	146.00	174.00
	102.00	159.00	179.00
	113.00	156.00	155.00
	109.00	162.00	142.00
9/30/99	106.00	163.00	132.00
	105.00	176.00	135.00
	96.00	198.00	158.00
	91.00	241.00	161.00
	78.00	234.00	150.00
	72.00	278.00	153.00
	89.00	271.00	157.00
	83.00	229.00	127.00
	97.00	202.00	114.00
	88.00	235.00	121.00
	90.00	223.00	120.00
	76.00	250.00	139.00
9/30/00	109.00	218.00	141.00
	108.00	200.00	132.00
	111.00	154.00	109.00
	139.00	147.00	118.00
	137.00	165.00	127.00
	140.00	128.00	120.00
	133.00	109.00	108.00
	139.00	126.00	120.00
	139.00	125.00	122.00
	133.00	129.00	126.00
	146.00	121.00	122.00
	136.00	107.00	115.00
9/30/01	138.00	89.00	100.00
	126.00	101.00	99.00
	136.00	115.00	110.00
	144.00	116.00	118.00
	157.00	115.00	117.00
	160.00	103.00	115.00
	148.00	110.00	121.00
	162.00	101.00	117.00
	170.00	96.00	119.00
	157.00	87.00	108.00
	157.00	79.00	94.00
	161.00	79.00	99.00
9/30/02	140.00	70.00	88.00
	156.00	79.00	94.00
	154.00	88.00	102.00
	159.00	80.00	99.00
	156.00	79.00	97.00
	156.00	80.00	93.00
	148.00	80.00	95.00
	155.00	88.00	102.00
	167.00	96.00	123.00
	164.00	97.00	130.00
	172.00	104.00	142.00
	182.00	109.00	143.00
9/30/03	180.00	107.00	147.00

(PERFORMANCE GRAPH)

	Washington Federal,	Nasdaq Stock Market	Nasdaq Financial
	Inc.	(US Companies)	Stocks

11/09/1982	100.00	100.00	100.00
	120.00	101.00	100.00
	117.00	101.00	100.00
	140.00	108.00	103.00
	148.00	114.00	107.00
	157.00	119.00	113.00
	191.00	128.00	126.00
	207.00	136.00	128.00
	190.00	140.00	130.00
	197.00	134.00	131.00
	181.00	129.00	131.00
	200.00	130.00	137.00
	187.00	121.00	133.00
	194.00	126.00	137.00
	194.00	123.00	139.00
	197.00	119.00	141.00
	169.00	112.00	136.00
	162.00	111.00	138.00
	156.00	110.00	138.00
	147.00	104.00	131.00
	164.00	107.00	135.00
	169.00	103.00	134.00
	190.00	114.00	144.00
	221.00	113.00	148.00
	238.00	112.00	151.00
	265.00	110.00	154.00
	292.00	112.00	159.00
	288.00	126.00	172.00
	285.00	129.00	176.00
	326.00	127.00	179.00
	332.00	128.00	188.00
	356.00	132.00	197.00
	408.00	135.00	206.00
	394.00	137.00	208.00
	413.00	136.00	210.00
	404.00	128.00	203.00
	436.00	134.00	218.00
	463.00	144.00	234.00
	490.00	150.00	240.00
	583.00	154.00	250.00
	620.00	166.00	274.00
	606.00	173.00	285.00
	577.00	177.00	291.00
	587.00	185.00	307.00
	677.00	187.00	319.00
	692.00	172.00	302.00
	748.00	177.00	309.00
	669.00	162.00	284.00
	691.00	167.00	283.00
	659.00	167.00	278.00
	668.00	162.00	272.00
	715.00	181.00	292.00
	833.00	197.00	311.00
	833.00	199.00	313.00
	731.00	193.00	300.00
	703.00	193.00	293.00
	788.00	197.00	306.00
	894.00	202.00	307.00
	865.00	211.00	324.00
09/30/1987	842.00	207.00	313.00
	648.00	151.00	249.00
	612.00	142.00	242.00
	756.00	154.00	250.00
	844.00	162.00	270.00
	880.00	172.00	283.00
	872.00	176.00	285.00
	807.00	178.00	282.00
	847.00	175.00	279.00
	880.00	187.00	296.00
	840.00	184.00	295.00
	831.00	180.00	294.00
	954.00	186.00	303.00
	963.00	183.00	303.00
	880.00	178.00	296.00
	940.00	183.00	296.00
	973.00	193.00	306.00
	956.00	193.00	308.00
	934.00	197.00	315.00
	1119.00	208.00	327.00
	1202.00	217.00	334.00
	1304.00	212.00	334.00
	1427.00	221.00	346.00
	1455.00	229.00	364.00
	1733.00	231.00	365.00
	1493.00	222.00	346.00
	1446.00	223.00	339.00
	1353.00	222.00	329.00
	1345.00	203.00	306.00
	1459.00	209.00	309.00
	1591.00	215.00	305.00
	1518.00	208.00	290.00
	1682.00	227.00	297.00
	1632.00	229.00	292.00
	1624.00	217.00	278.00
	1379.00	190.00	254.00
	1314.00	172.00	224.00
	1254.00	165.00	216.00
	1363.00	181.00	233.00
	1487.00	189.00	241.00
	1562.00	209.00	254.00
	1768.00	230.00	283.00
	1856.00	245.00	298.00
	1975.00	247.00	316.00
	1960.00	258.00	329.00
	1990.00	242.00	326.00
	2111.00	256.00	348.00
	2231.00	269.00	372.00
	2201.00	270.00	365.00
	2218.00	279.00	375.00
	2142.00	270.00	365.00
	2399.00	302.00	395.00
	2493.00	320.00	414.00
	2333.00	327.00	436.00
	2325.00	312.00	442.00
	2425.00	299.00	463.00
	2230.00	302.00	484.00
	2506.00	291.00	482.00
	2456.00	301.00	495.00
	2340.00	292.00	486.00
09/30/1992	2429.00	303.00	497.00
	2499.00	314.00	508.00
	2639.00	339.00	541.00
	2522.00	352.00	574.00
	2519.00	362.00	597.00
	2745.00	349.00	611.00
	2849.00	359.00	636.00
	2843.00	343.00	610.00
	2582.00	364.00	597.00
	2712.00	365.00	615.00
	2866.00	366.00	637.00
	2866.00	385.00	654.00
	2993.00	396.00	672.00
	2834.00	405.00	662.00
	2596.00	393.00	635.00
	2768.00	404.00	655.00
	2674.00	416.00	666.00
	2586.00	413.00	658.00
	2542.00	387.00	647.00
	2521.00	382.00	668.00
	2655.00	383.00	699.00
	2610.00	369.00	699.00
	2576.00	377.00	709.00
	2606.00	401.00	727.00
	2466.00	400.00	707.00
	2148.00	407.00	685.00
	2156.00	394.00	657.00
	2103.00	395.00	653.00
	2250.00	397.00	675.00
	2449.00	418.00	708.00
	2449.00	431.00	715.00
	2539.00	444.00	735.00
	2825.00	456.00	757.00
	2724.00	493.00	789.00
	2721.00	529.00	827.00
	2909.00	539.00	871.00
	2972.00	552.00	891.00
	2890.00	549.00	906.00
	3048.00	562.00	952.00
	3237.00	559.00	973.00
	3062.00	561.00	975.00
	3000.00	583.00	989.00
	3052.00	585.00	1011.00
	2978.00	633.00	1006.00
	3066.00	662.00	1023.00
	2907.00	632.00	1028.00
	3049.00	576.00	1015.00
	3174.00	608.00	1086.00
	3389.00	655.00	1138.00
	3476.00	648.00	1188.00
	3856.00	688.00	1277.00
	3838.00	687.00	1285.00
	3801.00	736.00	1356.00
	4101.00	695.00	1433.00
	3659.00	650.00	1381.00
	3897.00	670.00	1412.00
	4282.00	746.00	1500.00
	4171.00	769.00	1607.00
	4627.00	850.00	1730.00
	4463.00	849.00	1716.00
09/30/1997	4852.00	899.00	1895.00
	4869.00	850.00	1880.00
	5313.00	854.00	1952.00
	5189.00	839.00	2128.00
	4909.00	865.00	2047.00
	5056.00	946.00	2157.00
	5079.00	981.00	2254.00
	5188.00	999.00	2289.00
	5130.00	951.00	2201.00
	5096.00	1014.00	2218.00
	4839.00	1002.00	2160.00
	4210.00	803.00	1754.00
	5051.00	907.00	1844.00
	5439.00	949.00	1983.00
	5171.00	1045.00	2055.00
	5439.00	1176.00	2247.00
	5284.00	1344.00	2592.00
	5091.00	1227.00	2407.00
	4752.00	1321.00	2643.00
	5056.00	1365.00	3696.00
	5142.00	1326.00	3209.00
	5127.00	1442.00	3307.00
	5694.00	1417.00	2852.00
	5506.00	1472.00	2627.00
	5348.00	1475.00	2433.00
	5314.00	1594.00	2498.00
	4863.00	1794.00	2913.00
	4601.00	2188.00	2969.00
	3958.00	2119.00	2760.00
	3618.00	2526.00	2815.00
	4505.00	2460.00	2890.00
	4177.00	2077.00	2341.00
	4896.00	1830.00	2093.00
	4432.00	2134.00	2225.00
	4553.00	2027.00	2222.00
	3839.00	2264.00	2566.00
	5524.00	1977.00	2592.00
	5479.00	1814.00	2433.00
	5606.00	1399.00	2004.00
	7044.00	1331.00	2168.00
	6905.00	1494.00	2341.00
	7085.00	1160.00	2205.00
	6693.00	992.00	1990.00
	7014.00	1141.00	2217.00
	7011.00	1138.00	2256.00
	6742.00	1166.00	2326.00
	7382.00	1094.00	2247.00
	6886.00	974.00	2124.00
	6949.00	809.00	1848.00
	6350.00	913.00	1831.00
	6889.00	1043.00	2020.00
	7295.00	1054.00	2168.00
	7937.00	1046.00	2151.00
	8074.00	936.00	2116.00
	7452.00	998.00	2235.00
	8199.00	913.00	2163.00
	8604.00	874.00	2193.00
	7929.00	792.00	1985.00
	7920.00	719.00	1741.00
	8122.00	712.00	1818.00
	7069.00	635.00	1627.00
	7885.00	721.00	1729.00
	7754.00	802.00	1886.00
	8019.00	725.00	1827.00
	7874.00	717.00	1786.00
	7880.00	727.00	1719.00
	7469.00	729.00	1755.00
	7809.00	796.00	1885.00
	8418.00	868.00	2269.00
	8286.00	883.00	2399.00
	8698.00	944.00	2611.00
	9172.00	986.00	2645.00
9/30/2003	9114.00	973.00	2714.00

Indebtedness of Directors and Executive Officers

      Washington Federal Savings will from time to time make mortgage loans to directors, executive officers and employees on the security of their residences at prevailing contractual interest rates. Management believes that these loans do not involve more than the normal risks of collectibility or present other unfavorable features. These loans are made on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons. Such loans made to directors and executive officers totaled $146,185 at September 30, 2003. Washington Federal Savings also makes loans secured by savings accounts to its non-executive officers and employees. These loans are made on the same terms as those prevailing for comparable loans to non-affiliated persons.

RATIFICATION OF APPOINTMENT OF

INDEPENDENT AUDITORS

      At the Annual Meeting, stockholders of Washington Federal will be asked to ratify the appointment of Deloitte & Touche LLP as Washington Federal’s independent auditors for the year ending September 30, 2004. This appointment was recommended by management, approved by the Audit Committee of Washington Federal and ratified by the Board of Directors of Washington Federal. If the stockholders of Washington Federal do not ratify the appointment of Deloitte & Touche LLP, then the Board of Directors of Washington Federal may reconsider the appointment.

      Deloitte & Touche LLP has advised Washington Federal that neither the firm nor any of its members has any direct or indirect financial interest in, or during the last three years, has had any other connection with Washington Federal other than the usual relationship, which exists between independent auditors and clients.

      The professional services rendered by Deloitte & Touche LLP during fiscal 2003 consisted of auditing Washington Federal’s financial statements, services related to filings with Washington Federal’s regulators and consultations on matters related to taxes, accounting and financial reporting (all of which were audit related).

      Aggregate fees billed to Washington Federal for the fiscal year ended September 30, 2003 by Deloitte & Touche LLP were as follows:

Audit Fees	$162,570
Tax Fees	0
All Other Fees	12,260

      A representative of Deloitte & Touche LLP will be present at the Annual Meeting and available to respond to appropriate questions and will be given an opportunity to make a statement if the representative chooses to do so.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE BY STOCKHOLDERS FOR RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS WASHINGTON FEDERAL’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2004.

OTHER MATTERS

      Management is not aware of any business to come before the Annual Meeting other than those matters described in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

      The cost of the solicitation of proxies will be borne by Washington Federal. Washington Federal will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers and employees of Washington Federal may solicit proxies personally or by telephone without additional compensation.

STOCKHOLDER PROPOSALS

      Any proposal that a stockholder wishes to have included in the proxy solicitation materials to be used in connection with the next Annual Meeting of Stockholders of Washington Federal must be received at the main office of Washington Federal no later than August 17, 2004. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, it will be included in the proxy statement and set forth on the form of proxy issued for the next Annual Meeting of Stockholders. It is urged that any such proposals be sent by certified mail, return receipt requested.

      No stockholder proposals were submitted in connection with this Annual Meeting. Stockholder proposals that are not submitted for inclusion in Washington Federal’s proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting pursuant to Section 2.15 of Washington Federal’s Bylaws, which provides that business at an Annual Meeting of Stockholders must be: (a) properly brought before the meeting by or at the direction of the Board of Directors; or (b) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an Annual Meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of Washington Federal. To be timely, a stockholder’s notice must be delivered to, or mailed and received at, the principal executive offices of Washington Federal not later than 90 days prior to the anniversary date of the mailing of proxy materials by Washington Federal in connection with the immediately preceding Annual Meeting of Stockholders of Washington Federal, or not later than September 16, 2004 in connection with the Annual Meeting of Stockholders for the fiscal year 2004 of Washington Federal. Such stockholder’s notice is required to set forth certain information specified in Washington Federal’s Bylaws.

ANNUAL REPORTS

      Stockholders of Washington Federal as of the Record Date for the Annual Meeting are being forwarded a copy of Washington Federal’s Annual Report to Stockholders for the year ended September 30, 2003 (the “Annual Report”). Included in the Annual Report are the consolidated statements of financial condition of Washington Federal as of September 30, 2003 and 2002 and the related consolidated statements of operations, stockholders’ equity and cash flows for each of the years in the three-year period ended September 30, 2003, prepared in accordance with generally accepted accounting principles, and the related report of Washington Federal’s independent auditors. The Annual Report is not a part of this Proxy Statement.

      Upon receipt of a written request, Washington Federal will furnish to any stockholder without charge a copy of its Annual Report on Form 10-K filed with the SEC under the Exchange Act for the year ended September 30, 2003. Upon written request and a payment of a copying charge of $.10 per page, Washington Federal will furnish to any such stockholder a copy of the exhibits to the Annual Report on Form 10-K. Such written requests should be directed to Brent J. Beardall, Senior Vice President and Chief Financial Officer, Washington Federal, Inc., 425 Pike Street, Seattle, Washington 98101. The Annual Report on Form 10-K is not a part of this Proxy Statement. The Annual Report on Form 10-K, together with this Proxy Statement and all SEC filings are available on Washington Federal’s website at www.washingtonfederal.com.

APPENDIX A

Audit Committee Charter

Purpose

      The Audit Committee is appointed annually by the Board to assist the Board in monitoring: (1) the integrity of the Company’s financial statements; (2) the qualifications, independence and performance of the independent auditors; (3) the performance of the Company’s internal audit function; and (4) compliance by the Company with legal and regulatory financial reporting requirements.

Membership

      The Audit Committee will consist of at least three members, each of whom meets current Securities Exchange Commission (SEC) and FDIC independence requirements. All members will have the ability to understand Company financial reports and at least one member will meet current requirements as the board-designated “Audit Committee Financial Expert.”

Meetings

      The Audit Committee will hold a minimum of two formal meetings annually with additional meetings held as needed. On a monthly basis, the full Board will review with management the Company’s financial statements and various other financial reports. Each quarter, the Audit Committee Chairman will discuss the Company’s financial reporting with the independent auditor. The Company’s Internal Auditor will report internal audit activities to the Audit Committee or the full Board quarterly.

Responsibilities/ Authority

      The Audit Committee will:

•	Review with management, the independent auditors and internal auditors all financial reports issued, critical accounting policies and practices, accounting estimates and significant audit adjustments or findings. Alternative GAAP treatments of critical accounting policies will be discussed with management along with the ramifications of such alternatives and the treatment preferred by the independent auditor. All material written communications between management and the independent auditor, such as the management letter and the schedule of unadjusted differences, will also be reviewed.

•	Have sole authority to appoint, replace and compensate the independent auditors and to resolve disagreements between management and the independent auditors regarding financial reporting.

•	Pre-approve all services performed by the Company’s independent auditors, subject to a de minimus exception amount delegated to management.

•	Hire independent legal, accounting or other specialists as deemed appropriate in their sole discretion as necessary to fulfill their responsibilities, with funding to be provided by the Company as needed.

•	Review all financial reporting certifications required of management.

•	Establish and maintain procedures for the confidential, anonymous reporting by employees of questionable accounting or auditing practices.

•	Oversee the scope and timing of the internal audit function.

•	Review and approve all related-party transactions.

REVOCABLE PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

WASHINGTON FEDERAL, INC.
425 Pike Street, Seattle, Washington 98101-2334

The undersigned hereby appoints the Board of Directors as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent the undersigned and to vote as designated below, all the shares of Common Stock of Washington Federal, Inc. (“Washington Federal”) held of record by the undersigned on November 28, 2003, at the Annual Meeting of Stockholders to be held at the Seattle Sheraton Hotel, 1400 Sixth Avenue, Seattle, Washington, on Wednesday, January 21, 2004, or at any adjournment thereof (the “Annual Meeting”).

This proxy may be revoked at any time before it is exercised.

(Continued, and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

▲ Detach here from proxy voting card. ▲

Mark Here for Address Change or Comments	☐
PLEASE SEE REVERSE SIDE

		FOR	WITHHOLD
		all nominees named	AUTHORITY
		(except as marked	to vote for all
		to the contrary)	named nominees

1.	ELECTION OF DIRECTORS:	☐	☐
Nominee for a one-year term:
01 Thomas F. Kenney

Nominees for a three-year term:
02 Derek L. Chinn
03 W. Alden Harris
04 Guy C. Pinkerton

(Instruction: To withhold authority to vote for any individual nominee(s), write that nominee(s)’ name in the space provided below.)

		FOR	AGAINST	ABSTAIN

2.	Proposal to ratify the appointment of Deloitte & Touche LLP as the independent auditors of Washington Federal for fiscal year 2004.	☐	☐	☐

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, then this proxy will be voted for the nominees named under Proposal 1 and for Proposal 2. In the discretion of the Proxies, shares may be voted cumulatively so as to elect the maximum number of nominees for director.

The undersigned hereby acknowledges receipt of a Notice of Annual Meeting of Stockholders of Washington Federal called for the 21st day of January 2004 and a Proxy Statement for such Annual Meeting prior to the signing of this proxy.

In view of the importance of the action to be taken and to save the cost of further proxy solicitation, we urge you to mark, sign, date and return the proxy card promptly using the enclosed envelope.

Signatures ______________________________________________________________________ Date_________________________

Please sign exactly as your name appears on the stock certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If executed by a corporation, sign full corporate name by a duly authorized officer.

▲ Detach here from proxy voting card ▲

Annual Meeting of Stockholders

Wednesday, January 21, 2004
2:00 p.m. PST

Seattle Sheraton Hotel
1400 Sixth Avenue
Seattle, Washington